Shareholders’ Equity (Tables)	12 Months Ended
Sep. 30, 2024
Shareholders’ Equity [Abstract]
Schedule of Amounts Restricted are the Paid-In-Capital and Statutory Reserve	As of September 30, 2024 and 2023, amounts restricted are the paid-in-capital and statutory reserve of Huadi PRC Subsidiaries as follows:
	2024	2023
Statutory reserves	$919,978	$874,518
Paid-in-capital	24,815,336	13,775,036
Total	$25,735,314	$14,649,554